UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/05/2009

John Bean Technologies Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34036

Delaware	91-1650317
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

200 East Randolph Drive
Chicago, IL 60601
(Address of principal executive offices, including zip code)

(312) 861-5900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

JBT Corporation (NYSE: JBT) today announced that it will present at the Ninth Annual CJS Securities "New Ideas for the New Year" Investor Conference, on January 7th in New York, NY. Charlie Cannon, chairman and chief executive officer, and Ron Mambu, vice president and chief financial officer, will provide an overview of JBT Corporation, its business fundamentals and growth strategies.

Copy of the press release is furnished as Exhibit 99.1 to this report and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits:

99.1 Press release issued by JBT Corporation dated January 5, 2009

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

John Bean Technologies Corporation

Date: January 05, 2009	By:	/s/ Ronald D. Mambu
Ronald D. Mambu
Vice President, Chief Financial Officer, Treasurer and Controller

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release issued by JBT Corporation on January 5, 2009